Exhibit 10.1

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is entered into this 5th day of May, 2017, by and among (a) AGILE THERAPEUTICS, INC., a Delaware corporation (“Borrower”), (b) HERCULES CAPITAL, INC., formerly known as HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation in its capacity as administrative agent for itself and the Lender (as defined herein) (in such capacity, the “Agent”), and (c) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (as defined below) (collectively, referred to as “Lender”).

WHEREAS, Borrower, Agent and Lender are parties to a certain Loan and Security Agreement, dated as of February 24, 2015, as amended by a certain Amendment No. 1 to Loan and Security Agreement dated as of August 25, 2016, by and among Borrower, Agent and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”); and

WHEREAS, in accordance with Section 11.3 of the Loan Agreement, Borrower, Agent and Lender desire to amend the Loan Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Terms not otherwise defined herein which are defined in the Loan Agreement shall have the same respective meanings herein as therein.

2.                                      Amendments to Loan Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Loan Agreement is hereby amended as follows:

(a)                                             The Loan Agreement shall be amended by deleting the following definitions appearing in Section 1.1 thereof (Definitions and Rules of Construction) and inserting in lieu thereof the following:

“Draw Period” means the period commencing upon the 2016 Closing Date and ending on the earlier to occur of (a) January 31, 2018, and (b) an Event of Default.

3.                                      Conditions to Effectiveness.  Agent, Lender and Borrower agree that this Amendment shall become effective upon the satisfaction of the following conditions precedent, each in form and substance satisfactory to both of Agent and Lender:

(a)                                 Agent shall have received a fully-executed counterpart of this Amendment signed by Borrower, and such other documents, agreements and certificates required by Agent in connection with this Amendment, in form and substance satisfactory to Agent; and

(b)                                 Agent and/or Lender shall have received payment for all fees and expenses incurred by Agent and/or Lender in connection with this Amendment, including, but not limited to, all legal fees and expenses.

4.                                      Representations and Warranties.  The Borrower hereby represents and warrants to Agent and Lender as follows:

(a)                                 Representations and Warranties in the Agreement.  The representations and warranties of Borrower set forth in Section 5 of the Loan Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case are true and correct as of such earlier date.

(b)                                 Authority, Etc.  The execution and delivery by Borrower of this Amendment and the performance by Borrower of all of its agreements and obligations under the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate authority of Borrower and have been duly authorized by all necessary corporate action on the part of Borrower.  With respect to Borrower, the execution and delivery by Borrower of this Amendment does not and will not require any registration with, consent or approval of, or notice to any Person (including any governmental authority).

(c)                                  Enforceability of Obligations.  This Amendment, the Loan Agreement and the other Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, general equitable principles or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d)                                 Organizational Documents.  The Certificate of Incorporation, bylaws and other organizational documents of Borrower delivered to Agent on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

(e)                                  No Default.  Before and after giving effect to this Amendment (i) no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

(f)                                   Event of Default.  By its signature below, Borrower hereby agrees that it shall constitute an Event of Default if any representation or warranty made herein should be false or misleading in any material respect when made.

5.                                      Reaffirmations.  Except as expressly provided in this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect.  Nothing contained in this Amendment shall in any way prejudice, impair or affect any rights or remedies of Agent and/or Lender under the Loan Agreement and the other Loan Documents.  Except as specifically amended hereby, Borrower hereby ratifies, confirms, and reaffirms all covenants contained in the Loan Agreement and the other Loan Documents.  The Loan Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Loan Documents to the Loan Agreement or any other Loan Document shall hereafter refer to the Loan Agreement or any other Loan Document as amended hereby.

6.                                      Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

7.                                      Miscellaneous.

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

(b)                                 The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

(c)                                  This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)                                 Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

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IN WITNESS WHEREOF, Agent, Borrower and Lender have duly executed and delivered this Amendment as of the day and year first above written.

BORROWER:

AGILE THERAPEUTICS, INC.

	By:	/S/ AlAltomari
	Name:	Al Altomari
	Its:	Chairman and Chief Executive Officer

Accepted in Palo Alto, California:
LENDER:

HERCULES CAPITAL FUNDING TRUST 2014-1

By: HERCULES CAPITAL, INC., its servicer

	By:	/S/ Jennifer Choe
	Name:	Jennifer Choe
	Its:	Assistant General Counsel

AGENT:

HERCULES CAPITAL, INC. f/k/a HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

	By:	/S/ Jennifer Choe
	Name:	Jennifer Choe
	Its:	Assistant General Counsel